United States Securities and Exchange Commission

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

July 31, 2007

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Date of Report

[Date of Earliest Event Reported]

ALPINE AIR EXPRESS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-27011	33-0619518
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1177 Alpine Air Way

Provo, Utah 84601

(Address of Principal Executive Offices)

(801) 373-1508

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On July 31, 2007, Mallette Holdings, LLLP (“Mallette Holdings”) exchanged 1,000,000 shares of Series A 6.5% Preferred Stock that it owned of Alpine Aviation, Inc. (“Alpine Aviation”), a wholly-owned subsidiary of the Alpine Air Express, Inc. (“Alpine Air”),  for 1,000,000 shares of a new class of $0.001 par value Series A 6.5% Preferred Stock of Alpine Air.   The Alpine Air Series A 6.5% Preferred Stock extended by three (3) years the original Redemption Date of the Alpine Aviation Series A 6.5% Preferred Stock that was exchanged by Mallette Holdings and included a conversion feature that was not part of the rights, privileges and preferences of the Alpine Aviation Series A 6.5% Preferred Stock.  The 1,000,000 shares of Series A 6.5% Preferred Stock of Alpine Air has a Stated Value and Liquidation Preference of $9.104 per share (the same Stated Value and Liquidation Preference of the Alpine Aviation Series A 6.5% Preferred Stock) and were deemed to be issued as of May 1, 2007.  The Alpine Air Series A 6.5% Preferred Stock is convertible into common stock of Alpine Air at any time until December 1, 2011, based upon the amount of the Stated Value and Liquidation Preference, at a price equivalent to the current closing market price of Alpine Air’s common stock on its principal public market at the close of business on the day prior to the conversion date.

The newly issued Alpine Air Series A 6.5% Preferred Stock is an instrument that qualifies as an equity instrument under current accounting pronouncements, thereby allowing it to be classified within the Alpine Air “Equity” section of its consolidated balance sheet. The Alpine Aviation Series A 6.5% Preferred Stock is currently classified as a mezzanine item outside of the Equity section of the consolidated balance sheet of Alpine Air. As a result of the exchange, Alpine Air will become the new holder of the Alpine Aviation Series A 6.5% Preferred Stock, and in the consolidation process, it will be eliminated as an intercompany item.

The Board of Directors resolved that, to the full extent allowable under applicable law, the exchange and any Alpine Air shares of common stock issued on conversion be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 16b-3(d)(1) adopted by the Securities and Exchange Commission pursuant to said Section 16(b) of the Exchange Act.

For additional information regarding the rights, privileges and preferences of the Alpine Air Series A 6.5% Preferred Stock, see Item 9.01, Exhibit 99, Certificate of Designations of the Series A 6.5% Preferred Stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.  Exhibit Description

   99                      Certificate of Designations of the Series A 6.5%Preferred Stock

*  Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPINE AIR EXPRESS, INC.

Date:	08/16/2007	By:	/s/ Eugene R. Mallette
Eugene R. Mattette
CEO

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